MINING LEASE AND AGREEMENT - HOG RANCH

THIS LEASE AND AGREEMENT (the "Agreement"), made this 15th day of November, 2000 by and between PLATORO WEST INCORPORATED, a Nevada corporation, (hereinafter called "Owner") and SEABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada (hereinafter called "Seabridge"):

WITNESSETH:

1.

 Owner represents that subject to the paramount title of the United States, he is the sole and only owner of the unpatented mining claims, situated in Washoe County, Nevada, described on Exhibit A attached hereto and incorporated herein (hereinafter referred to as the "Property"); that each of the unpatented claims included in the Property has been validly located, filed and recorded in compliance with the laws of the State of Nevada and of the United States as they relate to location and recordation of such claims; that Owner has timely complied with all of the filing provisions of the Federal Land Policy and Management Act (43 U.S.C. Section 1701, et seq.) as they pertain to the unpatented claims included within the Property and that said claims are valid and subsisting mining claims; that Owner has performed assessment work upon said claims through the assessment year ended September 1, 2000, and will record and file proof thereof, all of which work, recordings and filings have been completed in accordance with the applicable state and federal statutes pertaining to assessment work; that Owner has fully and timely paid the holding fees, if any, required to maintain the unpatented mining claims to the date of this Agreement; that Owner's rights in the Property are not subject to any prior agreement, encumbrance, burden or restriction, created by any act or instrument of Owner; that to the best of Owner's knowledge, the Property is free from liens and encumbrances and other adverse claims by third parties; and that the Property is not burdened with any royalties, overriding royalties, net profits interests or payments on production except for those which are fully described as Attachment A hereto, which shall remain the exclusive responsibility of Owner.

2.

 Owner hereby grants, lets and leases exclusively to Seabridge the Property, for the term hereof, together with all ores and minerals of every kind, except oil and gas, in, on or under the Property, with the exclusive right to prospect and explore for, mine by any method now known or hereafter discovered (including, but not limited to, underground, open pit, in-situ and solution methods), process by any method know known or hereafter discovered, mill, prepare for market, store, sell and dispose of the same; and together with all such rights-of-way, easements, water and water rights, geothermal water and geothermal resources, of every kind and nature, through, over, on or appertaining to the Property, to the extent that he can, and the right to erect, maintain and operate thereon and therein, buildings, structures, machinery and equipment, and the right to use, occupy and disturb so much of the surface of the Property as Seabridge may determine to be useful, desirable or convenient for the exercise by Seabridge of any and all of its rights hereunder, and the right in its sole discretion to exercise any rights or options of Owner with respect to the Property or any portion thereof under any law or regulation hereafter enacted, including but not limited to the right to convert any or all of the unpatented claims included in the Property and the other rights described in Section 7 herein. In the event Owner acquires any additional rights, titles or interests

3.

in the Property after the execution of this Agreement, or locates any additional unpatented mining claims within the "Area of Interest" as more particularly described in Exhibit B attached hereto, all such additional rights, titles and interests shall be subject to this Agreement.

1.

 If Owner's title is less than as stated in Section 1 hereof or is subject to a superior adverse interest, all payments, including Advance Royalty and Production Royalty payments, without limitation, to be made to Owner hereunder shall be reduced to the same proportion thereof as the undivided interest in the Property solely owned by Owner bears to the entire interest in the Property.

Seabridge shall have sole discretion to determine the extent of its work, if any, on the Property and the time or times for beginning, continuing or resuming such work thereon. All activities carried out by Seabridge under this Agreement shall conform with the laws and regulations of the State of Nevada and the United States.

Seabridge shall indemnify and hold harmless Owner from all liability, including attorneys fees and costs, arising out of Seabridge's exploration and other activities hereunder, including but not limited to environmental and reclamation liabilities under existing and future laws and regulations. The indemnity set forth herein shall survive termination or expiration of this Agreement.

Owner shall indemnify and hold harmless Seabridge, its officers, directors, shareholders, employees and affiliates from any and all claims, demands and liabilities whatsoever arising from or in connection with Owner's operations or activities upon the Property which were conducted prior to the date of this Agreement, including, without limitation, surface and underground disturbances (including, but not limited to, underground workings, waste dumps, tailings, roads, drill holes and drill pads) and reclamation obligations. The indemnity set forth herein shall survive termination or expiration of this Agreement.

2.

 The term of this Agreement shall begin with the date hereof and shall continue to and until the twentieth (20th) anniversary of such date and so long thereafter as Seabridge continues to make advance royalty or production royalty payments, but subject to earlier termination as provided in this Agreement. After termination of this Agreement, Seabridge shall have the right of ingress and egress from the Property and the right to complete such reclamation and restoration of the Property and to make such inspections as may be required by law, for so long after termination of this Agreement as is necessary to complete all such reclamation, restoration and inspections.

3.

 Upon execution of this Agreement, Seabridge shall pay Owner $30,000 in cash and issue Owner 500,000 shares of its Common Stock. Seabridge will issue Platoro a further 500,000 common shares upon the earlier of (i) confirmation by an independent third party of a measured and indicated gold reserve of more than 1.0 million ounces, (ii) completion of a positive bankable feasibility study which demonstrates a mine capable of producing at least 100,000 ounces of gold per annum, or (iii) the sale or transfer of at least 50% of the project to a non-affiliated third party.

4.

Additionally, unless and until this Agreement is terminated, Seabridge shall pay Owner Advance Royalty payments in accordance with the following schedule:

Advance Royalty Payment	Payable on or before
$ 10,000	On November 15, 2004;
$ 12,500	On November 15, 2005;
$ 15,000	On November 15, 2006;
$ 17,500	On November 15, 2007;
$ 20,000	On November 15, 2008;
and each January 15 thereafter.

All Advance Royalty payments payable to Owner pursuant to this paragraph shall not be recoverable against Seabridge's right to acquire 40% of Owner's Production Royalty interest more fully described below.

Seabridge shall pay to Owner a Production Royalty based on the price of gold follows:

Production Royalty Rate		Gold Price Per Ounce
3.0	% of gross proceeds	less than $300.00
3.5	% of gross proceeds	$300.00 to $379.99
4.0	% of gross proceeds	$380.00 to $439.99
4.5	% of gross proceeds	$440.00 to $499.99
5.0	% of gross proceeds	over $500.00

In addition, Seabridge shall pay Owner 3.5% of Gross Proceeds received by Seabridge from any other metals, other than gold, from the Property.

Gross Proceeds shall be calculated for each calendar quarter in which Gross Proceeds are realized, and such royalty payments as are due Owner hereunder shall be made within thirty (30) days following the end of the calendar quarter in which the Gross Proceeds were realized. Such payments shall be accompanied by a statement summarizing the computation of Gross Proceeds.

Quarterly royalty payments will be provisional and subject to adjustment at the end of Seabridge's accounting year. If no written objection is made by Owner to the correctness of a royalty payment or its accompanying statement within two years from the date of such payment, such statement shall be conclusively deemed to be correct and such royalty payment sufficient and complete, and no exception or claim for adjustment shall thereafter be permitted.

The term "Gross Proceeds" as used herein shall mean the dollar amount actually received by Seabridge from the sale of minerals from the Property.

All payments and royalties payable hereunder may be made by Seabridge's check, and delivery thereof shall be deemed completed on the mailing thereof to Owner or any third party as directed by Owner.

In addition, during the term of this Agreement, Seabridge shall pay to Owner a Production Royalty on the same terms as above from the sale of minerals from any unpatented mining claims located by Seabridge within the "Area of Interest" as more particularly described in Exhibit B attached hereto and incorporated herein. Any such claims located by either party within the "area of interest" shall become a part of and subject to the terms of this agreement.

At anytime during the term of this Agreement, Seabridge shall have the right, but not the obligation, to purchase 40% of the Production Royalty for $2,000,000. For clarification, should Seabridge elect to purchase 40% of the Production Royalty, the Production Royalty Rates detailed above will be reduced by 40%. Any and all Production Royalty payments made by Seabridge under the terms of this Agreement, after production has commenced, will be credited against the $2,000,000 payment.

6. If required by state or federal law, Seabridge shall perform annual labor or assessment work for the benefit of the Property, pay any maintenance, rental, holding fee or other payment required to maintain the Property, or both, for every assessment year thereafter in which Seabridge continues this Agreement beyond June 1st of the assessment year. If any such law permits the performance of assessment work or annual labor in lieu of making all or a portion of any such payment, Seabridge shall determine whether to make such payment, perform such work or labor, or both. If required by state or federal law, Seabridge shall pay any location fee or payment required to relocate any unpatented mining claim or mill site included in the Property that Seabridge determines under Section 7 should be relocated. For each assessment year in which Seabridge performs annual labor or assessment work or makes any such payment, it shall record or file any affidavit or statement of such compliance required by federal or state law.

Seabridge shall have the benefit of all laws now or hereafter enacted which relate to annual labor or assessment work or any payment required by this Section, including any laws extending the time within which to comply with such requirements, suspending such requirements, or exempting the Property from such requirements, so that Seabridge's obligations under this Section are limited to compliance with state and federal laws regarding such requirements in effect from time to time during the term of this Agreement. Seabridge shall be relieved of its work or labor obligations under this Section for any period in which Seabridge's access to the Property is impeded by access force majeure under Section 14.

During the term of this agreement Seabridge shall have the right to abandon any individual claim or groups of claims from the Property, provided, however, that the total number of claims that comprise the Property does not fall below 50. In the event Seabridge elects to abandon any claims from the Property, written notice must be provided to Owner prior to June 1 of each assessment year.

7. Upon request, Owner shall make available such abstracts of title and other title records pertaining to the Property which he may have to aid Seabridge in any title searching it may wish to undertake. Seabridge may, but shall have no obligation to, investigate and cure as it sees fit any defects in title to the Property which Owner fails to remedy after notice by Seabridge. Owner shall cooperate fully with Seabridge in the curing of any such title defect, and Seabridge shall reimburse Owner for Owner's actual expenses resulting from its cooperation in this effort.

Seabridge may, but shall have no obligation to, investigate and cure as it sees fit any defects in the title, location, recordation or filing of the unpatented mining claims comprising the Property, and Owner shall cooperate fully with the curing of said deficiencies at the expense of Seabridge. Additionally, Owner authorizes Seabridge, at its discretion, to relocate, amend, restake, refile and rerecord any particular mining claim or claims in the Property or documents associated therewith. Where required for restaking or relocation, Owner shall execute notices of abandonment of mining claims, and, in turn, Seabridge agrees that any location, relocation, restaking or location of fractions within the perimeter of the claim block, of the Area of Interest shall be accomplished in Owner's name.

Owner shall apply for a patent for any of the unpatented mining claims upon the request of Seabridge. All expenses authorized by Seabridge in connection with prosecuting patent proceedings shall be borne by Seabridge; and the rights of Seabridge under this Agreement shall extend to any patented mining claims Owner receives by virtue of such patent proceedings, and to any amended location and relocation of the unpatented claims.

Seabridge and Owner recognize that legislation to amend the mining laws of the United States or the state of Nevada may be enacted during the term of this Agreement and that any such legislation, if enacted, will likely contain provisions affecting owners or holders of existing unpatented mining claims, including but not limited to provisions (i) permitting or requiring conversion of existing unpatented claims to a new type of mining claim or interest, (ii) permitting or requiring owners or holders of existing mining claims to comply with some or all of the requirements of such amended mining laws, or (iii) permitting or requiring owners or holders of existing mining claims to commence patent proceedings within a specified period of time ("Claim Holder Rights"). For all purposes of this Agreement, Owner grants to Seabridge all Claim Holder Rights now or hereafter vested in Owner, whether contained in federal legislation, regulations promulgated thereunder or similar state laws or regulations, together with Owner's rights to enforce any existing rights to the Property or any Claim Holder Rights against any third party, or to litigate or contest any such existing rights or Claim Holder Rights before any court or administrative agency. Seabridge may, but shall have no obligation to, exercise such rights as to any, all or none of the mining claims included in the Property, at any time and from time to time, in Seabridge's sole discretion. Owner shall cooperate in Seabridge's exercise of such rights, including without limitation by executing required forms or documents, participating in any action or proceeding relating to such rights or allowing any such action or proceeding to be taken or prosecuted in Owner's name.

If the United States or any third party attacks the validity of the mining claims included in the Property, Seabridge may, but shall have no obligation to, defend their validity.

1.

 Without limiting the generality of the rights granted in Section 2 above, Owner hereby grants Seabridge the right to mine or remove from the Property any ores, waste, water or other materials existing therein or thereon, through or by means of shafts or openings which may be sunk or made upon adjoining or nearby property controlled by Seabridge, and may stockpile any ores, waste or other materials and/or concentrated products of ores or materials from the Property upon stockpile grounds situated upon any such adjoining or nearby property; and Seabridge may use the Property and any part thereof and any shafts, openings, and stockpile grounds, sunk or made thereon for the mining, removal and/or stockpiling of any ores, waste, water and other materials and/or concentrated products of ores or materials from any such adjoining or nearby property, or for any purpose or purposes connected therewith, not, however, permanently preventing the mining or removal of ore from the Property.

Seabridge may commingle ore from the Property with ore from other properties, either before or after concentration or beneficiation, so long as the data to determine the weight and assay, both of the ore removed from the Property and of other ores to be commingled, are obtained by Seabridge. Seabridge shall use that weight and assay data to allocate the royalties from the commingled ore between the Property and other properties from which the other commingled ore was removed. All such weight, assay and allocation calculations by Seabridge shall be done in a manner recognized by the mining industry as practical and sufficient.

Owner shall be entitled to splits of drill core and drill cuttings from the project, provided that the samples are not required for project evaluation. Owner will also be provided with copies of the project documents previously prepared by Western Mining Company, and at Owner's request, any other original project documents or copies prepared prior to Seabridge's involvement in the project, provided they are not required for project valuation. Upon production commencement, if any, Owner will be entitled to select and collect 200 pounds of select ore from the mine subject to the inspection provisions of 9 below. The removal of this ore will have no monetary effect on any of the provisions of this mining lease and agreement between the parties. Production taxes and or governmental royalties, if any, shall be the sole responsibility of Seabridge. Additionally, Owner will have the right to name the mine and certain features of the mine (i.e. shafts, veins, etc.).

2.

 Seabridge's records of all mining operations on the Property pertinent to computation of royalties shall be available for Owner's inspection upon reasonable advance notice and during normal business hours, but no more than once each quarter. Seabridge shall maintain adequate records concerning mining operations so that the amount of gold, or other metal, having been produced from each of the claim block groups on the Property may be independently calculated. Owner may enter the mine workings and structures on the Property at all reasonable times upon reasonable advance notice for inspection thereof, but Owner shall so enter at his own risk and shall indemnify and hold Seabridge harmless against and from any damage, loss or liability by reason of injury to Owner or his agents or representatives or damage to or destruction of any property of

3.

Owner or said agents or representatives while on the Property on or in said mine workings and structures.

Missing page

Upon termination of this Agreement Seabridge shall furnish Owner with a complete summary of the factual information obtained as a result of work done by Seabridge on the Property including, but not limited to, logs of all holes drilled thereon, ore values encountered, if any, analyses thereof and pertinent maps and surveys prepared by Seabridge in the course of such work. Seabridge shall authorize and permit Owner to take possession of any available drill core, pulps, chips, or cuttings obtained from the Property. Seabridge makes no representation or warranty, expressed or implied, as to the accuracy of any information or data made available to Owner hereunder or to the fitness or suitability of such information or data for any purpose.

1.

 If Seabridge defaults in any of its obligations hereunder, Owner may give Seabridge written notice thereof and specify the default or defaults relied on. If Seabridge has not begun to cure such default within a reasonable time after receipt of such notice (which shall not, in any case, be less than 30 days), Owner may terminate this Agreement by written notice to Seabridge; provided that if Seabridge shall dispute that any default has occurred, the matter shall be determined by litigation in a court of competent jurisdiction, and if it is found to be in default hereunder, Seabridge shall have a reasonable time (which in any case shall not be less than 60 days from receipt by Seabridge of notice of entry of final judgement adverse to Seabridge) to cure such default, and if so cured, Owner shall have no right to terminate this Agreement by reason of such default. However, in the event the claim of default is failure to make annual payments when due, Seabridge shall cure such payment default within 15 days after notice of default is given, or else this Agreement will terminate.

2.

The terms of this Agreement may be extended or the Agreement terminated in the case of an event of force majeure in accordance with the following:

a.) The term of this Agreement shall be extended by any event of force majeure, and the obligations of Seabridge under this Agreement, except for the payment of money, shall be suspended and Seabridge shall not be deemed in default or liable for damages or other remedies while Seabridge is prevented from complying therewith by force majeure. For purposes of this agreement, force majeure shall include, but not be limited to: acts of God; the elements; acts of War, insurrection, riots or terrorism; strikes, lockouts and other labor disputes; inability to obtain necessary materials or obtain permits, approvals or consents; damage to, destruction or unavoidable shutdown of necessary facilities or equipment; acts or failures to act on the part of local, state, federal or foreign governmental agencies or courts, or of Indian tribes; or any other matters (whether or not similar to those mentioned above, and whether foreseeable or unforeseeable) beyond Seabridge's reasonable control; provided, however, that settlement of strikes, lockouts and other labor disputes shall be entirely within the discretion of Seabridge; and provided further that Seabridge shall promptly notify other parties to this Agreement and shall exercise diligence in an effort to remove or overcome the cause of such inability to comply.

b.) In entering into this Agreement, the parties assume that Seabridge's access to the Property is and will continue to be unrestricted. Seabridge's reasonable belief that the actions or inactions of any local, state or federal governmental agency or court, of any Indian tribe, or of any officer or official acting under color of governmental authority, might prevent or impede access to the Property, or otherwise limit Seabridge's ability to operate thereon, shall be considered an event of force majeure for purposes of this Agreement, and shall be referred to as an "access force majeure." If an access force majeure occurs, Seabridge shall have the right either: 1.) to suspend this Agreement for a period not to exceed two years, without payment or penalty, while the access force majeure is in effect, provided, however, that Seabridge shall resume operations on the Property within a reasonable time after access to the Property is no longer restricted, and further provided that Seabridge shall perform assessment work on the Property during such period of suspension to the extent required by Section 6 herein unless Seabridge is prevented by such access force majeure from performing such assessment work; or 2.) to terminate this Agreement, without payment or penalty, if in Seabridge's sole discretion the Property shall be inaccessible or otherwise unavailable for exploration during the current or subsequent field season. In determining "reasonableness," Seabridge shall be under no duty to contest the governmental agency or court action or inaction by protest, petition, appeal or any other means.

1.

 In case of termination of this Agreement under the terms hereof or for any cause, Seabridge shall have no liability or obligation hereunder except for those, including reclamation obligations, already accrued at such date of termination. Upon such termination, Seabridge shall surrender the Property to Owner, and upon his request shall deliver to him a written instrument in further evidence of such teitnination, in appropriate form for recording. Seabridge shall have the right but not the obligation, to remove from the Property all property belonging to or installed by it, including but not limited to machinery; equipment; buildings; structures; fixtures; ores, waste, and other materials; and concentrated products of ores or other materials. However, any property not removed within two years from the date of termination, will become the property of Owner.

2.

 Changes in the ownership of the Property or the rights to receive royalties hereunder occurring after delivery of this Agreement shall not be binding upon Seabridge until it shall receive written notice of such change, signed by Owner, together with a certified copy or photographic copy of the recorded documents reflecting such change. No change or division in the ownership of the Property, mineral interests or royalties hereafter accomplished shall operate to enlarge the obligations or diminish the rights of Seabridge hereunder.

3.

 All notices hereunder shall be in writing and may be delivered by facsimile transmission with confirmation of receipt, personal delivery to an officer of the party to whom directed, by courier, by express mail, or by certified mail postage prepaid, return receipt requested. Either party may, from time to time, change its address for future notices hereunder by notice in accordance with this Section 17. Notices, all other documents, and payments shall be complete and deemed to have been given or made upon actual receipt or certified attempt to delivery. In the case of facsimile transmission notices shall be deemed to have been given or made when receipt thereof is confirmed by return facsimile transmission.

Such mailed notices shall be addressed to Owner as follows: Platoro West Incorporated

P.O. Box 2654

Durango, Colorado 81302

Or if by courier:

Platoro West Incorporated 3518 Earl Avenue

Durango, Colorado 81301

and to Seabridge, in duplicate, as follows:

Seabridge Resources Inc.

172 King Street East, 3rd Floor

Toronto, Ontario M5A 1J3 Canada

Attention: Rudi Fronk and to:

Seabridge Resources Inc.

Suite 304-700 West Pender Street

Vancouver, B.C. V6C 1 G8 Canada

Attn: Cynthia Avelino

1.

"Owner" as used herein includes the plural, if there are more than one, and reference to the Owner in one gender includes the other and the plural when appropriate.

2.

Upon request, Owner shall execute a Memorandum of Mining Lease and Agreement covering the Property for purposes of recording.

3.

 The rights and obligations of Owner and Seabridge may be freely assigned in whole or in part. An assignment of this Agreement, in whole or in part, shall, to the extent of such assignment, relieve and discharge Seabridge of its obligations hereunder.

IN WITNESS WHEREOF, the parties have executed this Mining Lease and Agreement as of the day and year first above written.

OWNER:

PLATORO WEST INCORPORATED

By:

Name:

William-M. Sheriff

Title:                 President

SEABRIDGE RESOURCES INC.

By:

Name:

Rudi P. Fronk

Title:

President and CEO

STATE OF COLORADO	) ) ss.
COUNTY OF LA PLATA	)

On  January 16   ,  2001, personally appeared before me, a Notary Public,

William M. Sheriff, President of Platoro West Incorporated, a Nevada corporation, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed instrument on behalf of the corporation.

____________________________

Notary Public

My Commission Expires:

 10/12/03

PROVINCE OF ONTARIO

On

January 3

, 2001, personally appeared before me, a Notary Public, Rudi P. Fronk, Pres nt of S'EABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument, on behalf of the corporation.

My Commission Expires:

EXHIBIT A
Property

Claim Name	Claim #	BLM serial #	Washoe County
PORK	27	683625	1726435
PORK	28	683626	1726436
PORK	29	683627	1726437
PORK	30	683628	1726438
PORK	31	683629	1726439
PORK	32	683630	1726440
PORK	33	683631	1726441
PORK	34	683632	1726442
PORK	35	683633	1726443
PORK	36	683634	1726444
PORK	37	683635	1726445
PORK	38	683636	1726446
PORK	40	683638	1726448
PORK	42	683640	1726450
PORK	71	683669	1726479
PORK	72	683670	1726480
PORK	73	683671	1726481
PORK	135	693617	1758865
PORK	137	693619	1758867
PORK	142	693624	1758872
PORK	143	693625	1758873
PORK	144	693626	1758874
PORK	145	693627	1758875
PORK	146	693628	1758876
PORK	147	693629	1758877
PORK	149	693631	1758879
PBN	31	818474	2484252
PBN	32	818475	2484253
PBN	33	818476	2484254
PBN	34	818477	2484255
PBN	83	818478	2484256
PBN	89	818479	2484257
PBN	90	818480	2484258
PBN	92	818481	2484259

Claim Name	Claim #	BLM serial #	Washoe County
PBN	94	818482	2484260
PBN	139	818483	2484261
PBN	141	818484	2484262
PBN	143	818485	2484263
PBN	149	818486	2484264
PBN	150	818487	2484265
PBN	22	820284	2499697
PBN	24	820285	2499698
PBN	25	820286	2499699
PBN	26	820287	2499700
PBN	27	820288	2499701
PBN	28	820289	2499702
PBN	29	820290	2499703
PBN	30	820291	2499704
PBN	35	820292	2499705
PBN	36	820293	2499706
PBN	38	820294	2499707
PBN	40	820295	2499708
PBN	42	820296	2499709
PBN	44	820297	2499710
PBN	45	820298	2499711.
PBN	46	820299	2499712
PBN	50	820300	2499716
PBN	63	820301	2499717
PBN	64	820302	2499718
PBN	65	820303	2499719
PBN	66	820304	2499720
PBN	67	820305	2499721
PBN	68	820306	2499722
PBN	69	820307	2499723
PBN	70	820308	2499724
PBN	71	820309	2499725
PBN	72	820310	2499726
PBN	73	820311	2499727
PBN	74	820312	2499728
PBN	75	820313	2499729
PBN	76	820314	2499730
PBN	77	820315	2499731
PBN	78	820316	2499732

Claim Name	Claim #	BLM serial #	Washoe County
PBN	79	820317	2499733
PBN	80	820318	2499734
PBN	81	820319	2499735
PBN	82	820320	2499736
PBN	84	820321	2499737
PBN	85	820322	2499738
PBN	86	820323	2499739
PBN	87	820324	2499740
PBN	88	820325	2499741
PBN	91	820326	2499742
PBN	93	820327	2499743
PBN	95	820328	2499744
PBN	96	820329	2499745
PBN	98	820330	2499746
PBN	100	820331	2499747
PBN	102	820332	2499748
PBN	103	820333	2499749
PBN	104	820334	2499750
PBN	105	820335	2499751
PBN	106	820336	2499752
PBN	107	820337	2499753
PBN	108	820338	2499754
PBN	111	820339	2499755
PBN	113	820340	2499756
PBN	114	820341	2499757
PBN	115	820342	2499758
PBN	116	820343	2499759
PBN	117	820344	2499760
PBN	118	820345	2499761
PBN	119	820346	2499762
PBN	120	820347	2499763
PBN	121	820348	2499764
PBN	122	820349	2499765
PBN	123	820350	2499766
PBN	124	820351	2499767
PBN	125	820352	2499768
PBN	126	820353	2499769
PBN	127	820354	2499770
PBN	128	820355	2499771
PBN	129	820356	2499772

Claim Name	Claim #	BLM serial #	Washoe County
PBN	130	820357	2499773
PBN	131	820358	2499774
PBN	132	820359	2499775
PBN	133	820360	2499776
PBN	134	820361	2499777
PBN	135	820362	2499778
PBN	136	820363	2499779
PBN	137	820364	2499780
PBN	138	820365	2499781
PBN	140	820366	2499782
PBN	142	820367	2499783
PBN	144	820368	2499784
PBN	145	820369	2499785
PBN	146	820370	2499786
PBN	147	820371	2499787
PBN	148	820372	2499788
PBN	151	820373	2499789
PBN	152	820374	2499790
PBN	153	820375	2499791
PBN	154	820376	2499792
PBN	155	820377	2499793
PBN	156	820378	2499794
PBN	159	820379	2499795
PBN	160	820380	2499796
PBN	161	820381	2499797
PBN	162	820382	2499798
PBN	163	820383	2499799
PBN	164	820384	2499800
PBN	165	820385	2499801
PBN	166	820386	2499802
PBN	167	820387	2499803
PBN	168	820388	2499804
PBN	169	820389	2499805
PBN	170	820390	2499806
PBN	224	820391	2499807
PBN	225	820392	2499808
PBN	226	820393	2499809
PBN	227	820394	2499810
PBN	228	820395	2499811
PBN	229	820396	2499812

Claim Name	Claim #	BLM serial #	Washoe County
PBN	230	820397	2499813
PBN	231	820398	2499814
PBN	232	820399	2499815
PBN	233	820400	2499816
PBN	234	820401	2499817
PBN	235	820402	2499818
PBN	236	820403	2499819
PBN	237	820404	2499820
PBN	238	820405	2499821
PBN	239	820406	2499822
PBN	307	820407	2499823
PBN	308	820408	2499824
PBN	309	820409	2499825
PBN	310	820410	2499826
PBN	311	820411	2499827
PBN	312	820412	2499828
PBN	313	820413	2499829
PBN	315	820414	2499830
PBN	316	820415	2499831
PBN	317	820416	2499832
PBN	318	820417	2499833
PBN	319	820418	2499834
PBN	320	820419	2499835
PBN	321	820420	2499836
PBN	322	820421	2499837
PBN	323	820422	2499838
PBN	324	820423	2499839
PBN	325	820424	2499840
PBN	326	820425	2499841
PBN	327	820426	2499842
PBN	328	820427	2499843
PBN	329	820428	2499844
PBN	330	820429	2499845
PBN	331	820430	2499846
PBN	341	820431	2499847
PBN	342	820432	2499848
PBN	343	820433	2499849
PBN	344	820434	2499850
PBN	345	820435	2499851
PBN	346	820436	2499852

Claim Name	Claim #	BLM serial #	Washoe County
PBN	347	820437	2499853
PBN	348	820438	2499854
PBN	349	820439	2499255
PBN	350	820440	2499856
PBN	352	820441	2499857
PBN	354	820442	2499858
PBN	356	820443	2499859
PBN	358	820444	2499860
PBN	360	820445	2499861
PBN	362	820446	2499862
PBN	364	820447	2499863
PBN	371	820448	2499864
PBN	373	820449	2499865
PBN	375	820450	2499866
PBN	377	820451	2499867
PBN	379	820452	2499868
PBN	381	820453	2499869
PBN	385	820454	2499870
PBN	383	820455	2499871
PBN	386	820456	2499872
PBN	387	820457	2499873
PBN	388	820458	2499874
PBN	389	820459	2499875
PBN	390	820460	2499876
PBN	391	820461	2499877
PBN	392	820462	2499878
PBN	500	820463	2499879
PBN	502	820464	2499880
PBN	504	820465	2499881
PBN	506	820466	2499882
PBN	507	820467	2499883
PBN	508	820468	2499884
PBN	509	820469	2499885
PBN	510	820470	2499886
PBN	511	820471	2499887
PBN	512	820472	2499888
PBN	513	820473	2499889
PBN	514	820474	2499890
PBN	515	820475	2499891
PBN	516	820476	2499892

Claim Name	Claim #	BLM serial #	Washoe County
PBN	517	820477	2499893
PBN	518	820478	2499894
PBN	519	820479	2499895
PBN	520	820480	2499896
PBN	521	820481	2499897
PBN	522	820482	2499898
PBN	523	820483	2499899
PBN	524	820484	2499900
PBN	525	820485	2499901
PBN	527	820486	2499902
PBN	529	820487	2499903
PBN	531	820488	2499904
PBN	533	820489	2499905
PBN	535	820490	2499906
PBN	537	820491	2499907
PBN	540	820492	2499908
PBN	542	820493	2499909
PBN	544	820494	2499910
PBN	546	820495	2499911
PBN	548	820496	2499912
PBN	550	820497	2499913
PBN	552	820498	2499914
PBN	554	820499	2499915
PBN	555	820500	2499916
PBN	556	820501	2499917
PBN	557	820502	2499918
PBN	558	820503	2499919
PBN	559	820504	2499920
PBN	560	820505	2499921
PBN	561	820506	2499922
PBN	562	820507	2499923
PBN	563	820508	2499924
PBN	564	820509	2499925
PBN	565	820510	2499926
PBN	566	820511	2499927
PBN	47	820512	2499713
PBN	48	820513	2499714
PBN	49	820514	2499715
PORK	39	820515	2500076
PORK	41	820516	2500077

Claim Name	Claim #	BLM serial #	Washoe County
PORK	67	820517	2500078
PORK	69	820518	2500079
FILING PENDING:
PBN	201
PBN	202
PBN	203
PBN	204
PBN	205
PBN	206
PBN	207
PBN	208
PBN	209
PBN	210
PBN	211
PBN	212
PBN	213
PBN	214
PBN	215
PBN	216
PBN	217
PBN	218
PBN	219
PBN	220
PBN	221
PBN	222
PBN	223

EXHIBIT B

Area of Interest

Sections 9, 10, 11, 12, 13, 14, 15, 16, 21, 22, 23, 24, 25, 26, 27, 28, 33, 34, 35 and 36 Township 38 North, Range 22 East and Sections 2, 3, 4, 10, and 11 Township 37 North, Range 22 East and Sections 7, 15, 16, 17, 18, 19, 20, 21, 22 and 30 Township 38 North, Range 23 East, Washoe County, Nevada.

ATTACHMENT A

MEMORANDUM OF MINING LEASE AND AGREEMENT

NOTICE IS HEREBY GIVEN that PLATORO WEST INCORPORATED., a Nevada corporation, (hereinafter called "Owner") and SEABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada (hereinafter called "Seabridge"), as lessee, have entered into a Mining Lease and Agreement dated as of January ___, 2001, covering certain rights in and to those certain unpatented mining claims described in Exhibit "A" hereto (the "Property").

Said Mining Lease and Agreement, in consideration of the royalty referred to below and other covenants and agreements set forth therein, provides that Owner has leased to Seabridge all of Owner's right, title and interest in and to the Property.

Further, said Mining Lease and Agreement reserves to Owner a royalty from the production of any and all metals, ores, minerals, mineral substances and materials of all kinds in, under, upon and that may be produced from the Property.

Copies of said Mining Lease and Agreement are in the possession of Seabridge at its address of 172 King Street East; 3rd Floor; Toronto, Ontario M5A 1J3, and Owner to the attention of William M. Sheriff, Platoro West Incorporated., P.O. Box 2654 Durango, Colorado 81302

IN WITNESS WHEREOF, this Memorandum of Mining Lease and Agreement has been executed as of the date first above written.

SEABRIDGE RESOURCES INC.

By:

Name:

Rudi P. Fronk

Title:

President and CEO

STATE OF COLORADO COUNTY OF LA PLATA	) ) ss. )

On   January 16 , 2001, personally appeared before me, a Notary Public, William M. Sheriff , President of Platoro West Incorporated., a Nevada corporation, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument on behalf of the corporation.

My Commission Expires:

  10/12/03

PROVINCE OF ONTARIO

On

January 3  , 2001, personally appeared before me, a Notary Public, Rudi P. Fronk, President of SEABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument, on behalf of the corporation.

EXHIBIT A
Property

Claim Name	Claim #	BLM serial #	Washoe County
PORK	27	683625	1726435
PORK	28	683626	1726436
PORK	29	683627	1726437
PORK	30	683628	1726438
PORK	31	683629	1726439
PORK	32	683630	1726440
PORK	33	683631	1726441
PORK	34	683632	1726442
PORK	35	683633	1726443
PORK	36	683634	1726444
PORK	37	683635	1726445
PORK	38	683636	1726446
PORK	40	683638	1726448
PORK	42	683640	1726450
PORK	71	683669	1726479
PORK	72	683670	1726480
PORK	73	683671	1726481
PORK	135	693617	1758865
PORK	137	693619	1758867
PORK	142	693624	1758872
PORK	143	693625	1758873
PORK	144	693626	1758874
PORK	145	693627	1758875
PORK	146	693628	1758876
PORK	147	693629	1758877
PORK	149	693631	1758879
PBN	31	818474	2484252
PBN	32	818475	2484253
PBN	33	818476	2484254
PBN	34	818477	2484255
PBN	83	818478	2484256
PBN	89	818479	2484257
PBN	90	818480	2484258
PBN	92	818481	2484259

Claim Name	Claim #	BLM serial #	Washoe County
PBN	94	818482	2484260
PBN	139	818483	2484261
PBN	141	818484	2484262
PBN	143	818485	2484263
PBN	149	818486	2484264
PBN	150	818487	2484265
PBN	22	820284	2499697
PBN	24	820285	2499698
PBN	25	820286	2499699
PBN	26	820287	2499700
PBN	27	820288	2499701
PBN	28	820289	2499702
PBN	29	820290	2499703
PBN	30	820291	2499704
PBN	35	820292	2499705
PBN	36	820293	2499706
PBN	38	820294	2499707
PBN	40	820295	2499708
PBN	42	820296	2499709
PBN	44	820297	2499710
PBN	45	820298	2499711
PBN	46	820299	2499712
PBN	50	820300	2499716
PBN	63	820301	2499717
PBN	64	820302	2499718
PBN	65	820303	2499719
PBN	66	820304	2499720
PBN	67	820305	2499721
PBN	68	820306	2499722
PBN	69	820307	2499723
PBN	70	820308	2499724
PBN	71	820309	2499725
PBN	72	820310	2499726
PBN	73	820311	2499727
PBN	74	820312	2499728
PBN	75	820313	2499729
PBN	76	820314	2499730
PBN	77	820315	2499731
PBN	78	820316	2499732

Claim Name	Claim #	BLM serial #	Washoe County
PBN	79	820317	2499733
PBN	80	820318	2499734
PBN	81	820319	2499735
PBN	82	820320	2499736
PBN	84	820321	2499737
PBN	85	820322	2499738
PBN	86	820323	2499739
PBN	87	820324	2499740
PBN	88	820325	2499741
PBN	91	820326	2499742
PBN	93	820327	2499743
PBN	95	820328	2499744
PBN	96	820329	2499745
PBN	98	820330	2499746
PBN	100	820331	2499747
PBN	102	820332	2499748
PBN	103	820333	2499749
PBN	104	820334	2499750
PBN	105	820335	2499751
PBN	106	820336	2499752
PBN	107	820337	2499753
PBN	108	820338	2499754
PBN	111	820339	2499755
PBN	113	820340	2499756
PBN	114	820341	2499757
PBN	115	820342	2499758
PBN	116	820343	2499759
PBN	117	820344	2499760
PBN	118	820345	2499761
PBN	119	820346	2499762
PBN	120	820347	2499763
PBN	121	820348	2499764
PBN	122	820349	2499765
PBN	123	820350	2499766
PBN	124	820351	2499767
PBN	125	820352	2499768
PBN	126	820353	2499769
PBN	127	820354	2499770
PBN	128	820355	2499771
PBN	129	820356	2499772

Claim Name	Claim #	BLM serial #	Washoe County
PBN	130	820357	2499773
PBN	131	820358	2499774
PBN	132	820359	2499775
PBN	133	820360	2499776
PBN	134	820361	2499777
PBN	135	820362	2499778
PBN	136	820363	2499779
PBN	137	820364	2499780
PBN	138	820365	2499781
PBN	140	820366	2499782
PBN	142	820367	2499783
PBN	144	820368	2499784
PBN	145	820369	2499785
PBN	146	820370	2499786
PBN	147	820371	2499787
PBN	148	820372	2499788
PBN	151	820373	2499789
PBN	152	820374	2499790
PBN	153	820375	2499791
PBN	154	820376	2499792
PBN	155	820377	2499793
PBN	156	820378	2499794
PBN	159	820379	2499795
PBN	160	820380	2499796
PBN	161	820381	2499797
PBN	162	820382	2499798
PBN	163	820383	2499799
PBN	164	820384	2499800
PBN	165	820385	2499801
PBN	166	820386	2499802
PBN	167	820387	2499803
PBN	168	820388	2499804
PBN	169	820389	2499805
PBN	170	820390	2499806
PBN	224	820391	2499807
PBN	225	820392	2499808
PBN	226	820393	2499809
PBN	227	820394	2499810
PBN	228	820395	2499811
PBN	229	820396	2499812

Claim Name	Claim #	BLM serial #	Washoe County
PBN	230	820397	2499813
PBN	231	820398	2499814
PBN	232	820399	2499815
PBN	233	820400	2499816
PBN	234	820401	2499817
PBN	235	820402	2499818
PBN	236	820403	2499819
PBN	237	820404	2499820
PBN	238	820405	2499821
PBN	239	820406	2499822
PBN	307	820407	2499823
PBN	308	820408	2499824
PBN	309	820409	2499825
PBN	310	820410	2499826
PBN	311	820411	2499827
PBN	312	820412	2499828
PBN	313	820413	2499829
PBN	315	820414	2499830
PBN	316	820415	2499831
PBN	317	820416	2499832
PBN	318	820417	2499833
PBN	319	820418	2499834
PBN	320	820419	2499835
PBN	321	820420	2499836
PBN	322	820421	2499837
PBN	323	820422	2499838
PBN	324	820423	2499839
PBN	325	820424	2499840
PBN	326	820425	2499841
PBN	327	820426	2499842
PBN	328	820427	2499843
PBN	329	820428	2499844
PBN	330	820429	2499845
PBN	331	820430	2499846
PBN	341	820431	2499847
PBN	342	820432	2499848
PBN	343	820433	2499849
PBN	344	820434	2499850
PBN	345	820435	2499851
PBN	346	820436	2499852

Claim Name	Claim #	BLM serial #	Washoe County
PBN	347	820437	2499853
PBN	348	820438	2499854
PBN	349	820439	2499255
PBN	350	820440	2499856
PBN	352	820441	2499857
PBN	354	820442	2499858
PBN	356	820443	2499859
PBN	358	820444	2499860
PBN	360	820445	2499861
PBN	362	820446	2499862
PBN	364	820447	2499863
PBN	371	820448	2499864
PBN	373	820449	2499865
PBN	375	820450	2499866
PBN	377	820451	2499867
PBN	379	820452	2499868
PBN	381	820453	2499869
PBN	385	820454	2499870
PBN	383	820455	2499871
PBN	386	820456	2499872
PBN	387	820457	2499873
PBN	388	820458	2499874
PBN	389	820459	2499875
PBN	390	820460	2499876
PBN	391	820461	2499877
PBN	392	820462	2499878
PBN	500	820463	2499879
PBN	502	820464	2499880
PBN	504	820465	2499881
PBN	506	820466	2499882
PBN	507	820467	2499883
PBN	508	820468	2499884
PBN	509	820469	2499885
PBN	510	820470	2499886
PBN	511	820471	2499887
PBN	512	820472	2499888
PBN	513	820473	2499889
PBN	514	820474	2499890
PBN	515	820475	2499891
PBN	516	820476	2499892

Claim Name	Claim #	BLM serial #	Washoe County
PBN	517	820477	2499893
PBN	518	820478	2499894
PBN	519	820479	2499895
PBN	520	820480	2499896
PBN	521	820481	2499897
PBN	522	820482	2499898
PBN	523	820483	2499899
PBN	524	820484	2499900
PBN	525	820485	2499901
PBN	527	820486	2499902
PBN	529	820487	2499903
PBN	531	820488	2499904
PBN	533	820489	2499905
PBN	535	820490	2499906
PBN	537	820491	2499907
PBN	540	820492	2499908
PBN	542	820493	2499909
PBN	544	820494	2499910
PBN	546	820495	2499911
PBN	548	820496	2499912
PBN	550	820497	2499913
PBN	552	820498	2499914
PBN	554	820499	2499915
PBN	555	820500	2499916
PBN	556	820501	2499917
PBN	557	820502	2499918
PBN	558	820503	2499919
PBN	559	820504	2499920
PBN	560	820505	2499921
PBN	561	820506	2499922
PBN	562	820507	2499923
PBN	563	820508	2499924
PBN	564	820509	2499925
PBN	565	820510	2499926
PBN	566	820511	2499927
PBN	47	820512	2499713
PBN	48	820513	2499714
PBN	49	820514	2499715
PORK	39	820515	2500076
PORK	41	820516	2500077

Claim Name	Claim #	BLM serial #	Washoe County
PORK	67	820517	2500078
PORK	69	820518	2500079
FILING PENDING:
PBN	201
PBN	202
PBN	203
PBN	204
PBN	205
PBN	206
PBN	207
PBN	208
PBN	209
PBN	210
PBN	211
PBN	212
PBN	213
PBN	214
PBN	215
PBN	216
PBN	217
PBN	218
PBN	219
PBN	220
PBN	221
PBN	222
PBN	223

AMENDING AGREEMENT

THIS AGREEMENT effective the 1st day of August, 2001 BETWEEN:

Seabridge Gold Corporation., a company incorporated under the laws of the State of Nevada and a wholly-owned subsidiary of Seabridge Resources Inc., a company incorporated under the laws of the Province of British Columbia

(hereinafter collectively called "Seabridge") AND:

Platoro West Incorporated., a company incorporated under the laws of the State of Nevada

(hereinafter called "Platoro")

WHEREAS Seabridge and Platoro entered into a Mining Lease and Agreement dated

~~August 15, 2000~~ November 15, 2000 (the “Mining Lease Agreement") covering certain unpatanted mining claims situated in Washoe County, Nevada known as the Hog Ranch project.

The parties have agreed to the following amendments.

NOW THEREFORE for good and valuable consideration the parties agree that the Mining Lease Agreement is amended as follows:

1.

Notwithstanding the provisions of Paragraph 6 of the Mining Lease Agreement, the Parties hereto agree and confirm that the mining claims listed on Exhibit "A" attached hereto are abandoned and are no longer included as mining claims to be maintained as part of the Property as defined in the Mining Lease Agreement.

2.

All other terms and conditions of the Mining Lease Agreement remain unchanged.

Seabridg2Gold Corporation

Seabridge Resources Inc.

CLAIM NAME	EXHIBIT "A" NMC NUMBER
PBN #224-236	820391-820403
PBN #316-317	820415-820416
PBN #319	820418
PBN #341-350	820431-820440
PBN #352	820441
PBN #354	820442
PBN #356	820443
PBN #358	820444
PBN #360	820445
PBN #362	820446
PBN #364	820447
PBN #371	820448
PBN #373	820449
PBN #375	820450
PBN #377	820451
PBN #379	820452
PBN #381	820453
PBN #385	820454
PBN #383	820455
PBN #500	820463
PBN #502	820464
PBN #504	820465
PBN #506-507	820466-820467
PBN #509	820469
PBN #511	820471
PBN #515-518	820475-820478
PBN #559-566	820504-820511
PBN #172-174	822388-822390
PBN #176	822392
PBN #178	822394
PBN #180	822396
PBN #182	822398
PBN #184	822400
PBN #186	822402
PBN #188	822404
PBN #190	822406
PBN #192-217	822408-822433
PBN #581-588	822437-822444

Hog Ranch Project-PBN claims
EXHIBIT "A"

Platoro West Incorporated
28 August 2001

208 UNPATENTED LODE CLAIMS SITUATED IN TOWNSHIPS 37 & 38 NORTH AND RANGES 22 & 23 EAST, MDB&M, WASHOE COUNTY, STATE OF NEVADA.

claim name claim #		BLM serial #	Washoe County
PBN	31	818474	2484252
PBN	32	818475	2484253
PBN	33	818476	2484254
PBN	34	818477	2484255
PBN	83	818478	2484256
PBN	89	818479	2484257
PBN	90	818480	2484258
PBN	92	818481	2484259
PBN	94	818482	2484260
PBN	139	818483	2484261
PBN	141	818484	2484262
PBN	143	818485	2484263
PBN	149	818486	2484264
PBN	150	818487	2484265
PBN	22	820284	2499697
PBN	24	820285	2499698
PBN	25	820286	2499699
PBN	26	820287	2499700
PBN	27	820288	2499701
PBN	28	820289	2499702
PBN	29	820290	2499703
PBN	30	820291	2499704
PBN	35	820292	2499705
PBN	36	820293	2499706
PBN	38	820294	2499707
PBN	40	820295	2499708
PBN	42	820296	2499709
PBN	44	820297	2499710
PBN	45	820298	2499711
PBN	46	820299	2499712
PBN	50	820300	2499716
PBN	63	820301	2499717

PBN	64	820302	2499718
PBN	65	820303	2499719
PBN	66	820304	2499720
PBN	67	820305	2499721
PBN	68	820306	2499722
PBN	69	820307	2499723
PBN	70	820308	2499724
PBN	71	820309	2499725
PBN	72	820310	2499726
PBN	73	820311	2499727
PBN	74	820312	2499728
PBN	75	820313	2499729
PBN	76	820314	2499730
PBN	77	820315	2499731
PBN	78	820316	2499732
PBN	79	820317	2499733
PBN	80	820318	2499734
PBN	81	820319	2499735
PBN	82	820320	2499736
PBN	84	820321	2499737
PBN	85	820322	2499738
PBN	86	820323	2499739
PBN	87	820324	2499740
PBN	88	820325	2499741
PBN	91	820326	2499742
PBN	93	820327	2499743
PBN	95	820328	2499744
PBN	96	820329	2499745
PBN	98	820330	2499746
PBN	100	820331	2499747
PBN	102	820332	2499748
PBN	103	820333	2499749
PBN	104	820334	2499750
PBN	105	820335	2499751
PBN	106	820336	2499752
PBN	107	820337	2499753
PBN	108	820338	2499754
PBN	111	820339	2499755
PBN	113	820340	2499756
PBN	114	820341	2499757
PBN	115	820342	2499758
PBN	116	820343	2499759
PBN	117	820344	2499760
PBN	118	820345	2499761
PBN	119	820346	2499762
PBN	120	820347	2499763
PBN	121	820348	2499764
PBN	122	820349	2499765

PBN	123	820350	2499766
PBN	124	820351	2499767
PBN	125	820352	2499768
PBN	126	820353	2499769
PBN	127	820354	2499770
PBN	128	820355	2499771
PBN	129	820356	2499772
PBN	130	820357	2499773
PBN	131	820358	2499774
PBN	132	820359	2499775
PBN	133	820360	2499776
PBN	134	820361	2499777
PBN	135	820362	2499778
PBN	136	820363	2499779
PBN	137	820364	2499780
PBN	138	820365	2499781
PBN	140	820366	2499782
PBN	142	820367	2499783
PBN	144	820368	2499784
PBN	145	820369	2499785
PBN	146	820370	2499786
PBN	147	820371	2499787
PBN	148	820372	2499788
PBN	151	820373	2499789
PBN	152	820374	2499790
PBN	153	820375	2499791
PBN	154	820376	2499792
PBN	155	820377	2499793
PBN	156	820378	2499794
PBN	159	820379	2499795
PBN	160	820380	2499796
PBN	161	820381	2499797
PBN	162	820382	2499798
PBN	163	820383	2499799
PBN	164	820384	2499800
PBN	165	820385	2499801
PBN	166	820386	2499802
PBN	167	820387	2499803
PBN	168	820388	2499804
PBN	169	820389	2499805
PBN	170	820390	2499806
PBN	237	820404	2499820
PBN	238	820405	2499821
PBN	239	820406	2499822
PBN	307	820407	2499823
PBN	308	820408	2499824
PBN	309	820409	2499825

PBN	310	820410	2499826
PBN	311	820411	2499827
PBN	312	820412	2499828
PBN	313	820413	2499829
PBN	315	820414	2499830
PBN	318	820417	2499833
PBN	320	820419	2499835
PBN	321	820420	2499836
PBN	322	820421	2499837
PBN	323	820422	2499838
PBN	324	820423	2499839
PBN	325	820424	2499840
PBN	326	820425	2499841
PBN	327	820426	2499842
PBN	328	820427	2499843
PBN	329	820428	2499844
PBN	330	820429	2499845
PBN	331	820430	2499846
PBN	386	820456	2499872
PBN	387	820457	2499873
PBN	388	820458	2499874
PBN	389	820459	2499875
PBN	390	820460	2499876
PBN	391	820461	2499877
PBN	392	820462	2499878
PBN	508	820468	2499884
PBN	510	820470	2499886
PBN	512	820472	2499888
PBN	513	820473	2499889
PBN	514	820474	2499890
PBN	519	820479	2499895
PBN	520	820480	2499896
PBN	521	820481	2499897
PBN	522	820482	2499898
PBN	523	820483	2499899
PBN	524	820484	2499900
PBN	525	820485	2499901
PBN	527	820486	2499902
PBN	529	820487	2499903
PBN	531	820488	2499904
PBN	533	820489	2499905

PBN	535	820490	2499906
PBN	537	820491	2499907
PBN	540	820492	2499908
PBN	542	820493	2499909
PBN	544	820494	2499910
PBN	546	820495	2499911
PBN	548	820496	2499912
PBN	550	820497	2499913
PBN	552	820498	2499914
PBN	554	820499	2499915
PBN	555	820500	2499916
PBN	556	820501	2499917
PBN	557	820502	2499918
PBN	558	820503	2499919
PBN	47	820512	2499713
PBN	48	820513	2499714
PBN	49	820514	2499715
PBN	1	822378	2516641
PBN	2	822379	2516642
PBN	3	822380	2516643
PBN	4	822381	2516644
PBN	5	822382	2516645
PBN	6	822383	2516646
PBN	7	822384	2516647
PBN	109	822385	2516648
PBN	110	822386	2516649
PBN	171	822387	2516650
PBN	173	822389	2516652
PBN	175	822391	2516654
PBN	177	822393	2516656
PBN	179	822395	2516658
PBN	181	822397	2516660
PBN	183	822399	2516662
PBN	185	822401	2516664
PBN	187	822403	2516666
PBN	189	822405	2516668

PBN	191	822407	2516670
PBN	221	822434	2516697
PBN	222	822435	2516698
PBN	223	822436	2516699

PORK BELLY PROJECT — PORK CLAIMS
EXHIBIT "A"

PLATORO WEST INCORPORATED
28 AUGUST 2001

30 UNPATENTED LODE CLAIMS SITUATED IN SECTIONS 14, 15, 22, and 23 TOWNSHIP 38 NORTH, RANGE 22 EAST, MDB&M, WASHOE COUNTY, STATE OF NEVADA.

CLAIM NAME	BOOK/PAGE		INSTRUMENT	BLM SERIAL #
PORK # 27	3882	646	1726435	683625
PORK #28	3882	647	1726436	683626
PORK #29	3882	648	1726437	683627
PORK #30	3882	649	1726438	683628
PORK #31	3882	650	1726439	683629
PORK #32	3882	651	1726440	683630
PORK #33	3882	652	1726441	683631
PORK #34	3882	653	1726442	683632
PORK #35	3882	654	1726443	683633
PORK #36	3882	655	1726444	683634
PORK #37	3882	656	1726445	683635
PORK #38	3882	657	1726446	683636
PORK #40	3882	659	1726448	683638
PORK #42	3882	661	1726450	683640
PORK #71	3882	690	1726479	683669
PORK #72	3882	691	1726480	683670
PORK #73	3882	692	1726481	683671
PORK #135	3969	53	1758865	693617
PORK #137	3969	55	1758867	693619
PORK #142	3969	60	1758872	693624
PORK #143	3969	61	1758873	693625
PORK #144	3969	62	1758874	693626
PORK #145	3969	63	1758875	693627
PORK #146	3969	64	1758876	693628
PORK #147	3969	65	1758877	693629
PORK #149	3969	67	1758879	693631
PORK #39			2500076	820515
PORK #41			2500077	820516
PORK #67			2500078	820517
PORK #69			2500079	820518

AMENDING AGREEMENT

THIS AGREEMENT effective the 30th day of Septembert, 2002

BETWEEN:

Seabridge Gold Corporation., a company incorporated under the laws of the State of  Nevada and a wholly-owned subsidiary of Seabridge Resources Inc., a company incorporated under the laws of the Province of British Columbia

(hereinafter collectively called "Seabridge") AND:

Platoro West Incorporated., a company incorporated under the laws of the State of Nevada

(hereinafter called "Platoro")

WHEREAS Seabridge and Platoro entered into a Mining Lease and Agreement dated November 15, 2000 (the "Mining Lease Agreement") covering certain unpatanted mining claims situated in Washoe County, Nevada known as the Hog Ranch project.

The parties have agreed to the following amendments.

NOW THEREFORE for good and valuable consideration the parties agree that the Mining Lease Agreement is amended as follows:

1.

The Advance Royalty Payment schedule as per Paragraph 5 of the Mining Lease Agreement shall be amended as follows:

Advance Royalty Payment	Payable on or before
$ 10,000	On November 15, 2004;
$ 12,500	On November 15, 2005;
$ 15,000	On November 15, 2006;
$ 17,500	On November 15, 2007;
$ 20,000	On November 15, 2008;
and each November 15 thereafter.

2.

All other terms and conditions of the Mining Lease Agreement remain unchanged.

FROM :PLATORO WEST-PAC INTRMTN GOLD FAX NO. :77524866469722415469 Sep. 08 2003 02:31PM P1

AMENDING

AGREEMENT

THIS AGREEMENT effective the 8th day of September, 2003

BETWEEN:

Seabridge Gold Corporation., a company incorporated under the laws of the State of Nevada and a wholly-owned subsidiary of Seabridge Resoarces Inc., a company incorporated under the laws of the Province of British Columbia

(hereinafter collectively called "Seabridge")

AND:

Platero West Incorporated., a company incorporated under the laws of the State of Nevada

(hereinafter called "Platoro")

WHEREAS Seabridge and Platoro entered into a Mining Lease and Agreement dated November 15, 2000 with amendments dated August 1, 2001 and September 30, 2002 (the "Mining Lease Agreement") covering certain unpatanted mining claims situated in Washoe County, Nevada known as the Hog Ranch project.

The parties have agreed to the following amendments.

NOW THEREFORE for good and valuable consideration the parties agree that the Mining Lease Agreement is amended as follows:

1. The 2nd  sentence as per Paragraph 5 of the Mining Lease Agreement which reads as follows:

Seabridge will issue Platoro a further 500,000 common shares upon the earlier of (i) confirmation by an independent third party of a measured and indicated gold reserve of more than 1.0 million ounces, (ii) completion of a positive bankable feasibility study which demonstrates a mine capable of producing at least 100,000 ounces of gold per annum, or (iii) the sale or transfer of at least 50% of the project to a non-affiliated third party.

shall be deleted and replaced in its entirety as follows:

Seabridge will pay Platoro a further US$250,000 in cash upon the earlier of (i) confirmation by an independent third party of a measured and indicated gold reserve of more than 1.0 million ounces, or (ii) completion of a positive bankable feasibility study which demonstrates a mine capable of producing at least 100,000 ounces of gold per annum.

2.

All other terms and conditions of the Mining Lease Agreement remain unchanged.